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                                                                       EXHIBIT 2






                           FUSION SYSTEMS CORPORATION

                                       TO


                 -----------------------------------------------

                                     Trustee


                            ------------------------


                            CONTINGENT PAYMENT RIGHTS
                                    AGREEMENT

                          Dated as of ___________, 1997


                            ------------------------
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                               TABLE OF CONTENTS*

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PARTIES & RECITALS....................................................................................      1


                                   ARTICLE ONE

                       Definitions and Other Provisions of
                               General Application

Section 1.01.    Definitions .........................................................................      1
         Act..........................................................................................      2
         Affiliate....................................................................................      2
         Agreement....................................................................................      2
         Board of Directors...........................................................................      2
         Board Resolution.............................................................................      2
         Business Day.................................................................................      2
         Change of Control............................................................................      3
         Commission...................................................................................      4
         Common Shares................................................................................      4
         Company......................................................................................      4
         Company Request; Company Order...............................................................      4
         Contingent Payment...........................................................................      4
         Contingent Payment Date......................................................................      4
         Contingent Payment Period....................................................................      4
         Corporate Trust Office.......................................................................      4
         Event of Default.............................................................................      5
         Exchange Act.................................................................................      5
         Holder.......................................................................................      5
         Net Sales....................................................................................      5
         Officers' Certificate........................................................................      5
         Opinion of Counsel...........................................................................      5
         Outstanding..................................................................................      5
         Outstanding Common Shares....................................................................      6
         Outstanding Options..........................................................................      6
         Outstanding Voting Securities................................................................      6
         Paying Agent ................................................................................      6
         Person.......................................................................................      6
         Record Date..................................................................................      6
         Redemption Date..............................................................................      6
         Redemption Price.............................................................................      6
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*        Note:  This table of contents shall not, for any purpose, be deemed to be a part of this Agreement.

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         Responsible Officer..........................................................................      6
         Right Certificate............................................................................      6
         Rights.......................................................................................      6
         Securities...................................................................................      6
         Security Register; Security Registrar........................................................      7
         Stock Plans..................................................................................      7
         Subsidiary...................................................................................      7
         Threshold Level..............................................................................      7
         Trust Indenture Act..........................................................................      7
         Trustee......................................................................................      7
         vice president...............................................................................      7
         Voting Stock.................................................................................      7
Section 1.02.              Compliance Certificates and Opinions.......................................      7
Section 1.03.              Form of Documents Delivered to Trustee.....................................      8
Section 1.04.              Acts of Holders............................................................      9
Section 1.05.              Notices, etc. to Trustee and Company.......................................     10
Section 1.06.              Notice to Holders; Waiver..................................................     11
Section 1.07.              Conflict with Trust Indenture Act..........................................     11
Section 1.08.              Effect of Headings and Table of Contents...................................     11
Section 1.09.              Successors and Assigns.....................................................     11
Section 1.10.              Benefits of Agreement......................................................     11
Section 1.11.              Governing Law..............................................................     12
Section 1.12.              Legal Holidays.............................................................     12
Section 1.13.              Separability Clause........................................................     12


                                   ARTICLE TWO

                                 Security Forms

Section 2.01.              Forms Generally ...........................................................     12
Section 2.02.              Form of Face of Right Certificates ........................................     13
Section 2.03.              Form of Reverse of Security ...............................................     14
Section 2.04.              Form of Trustee's Certificate of
                              Authentication .........................................................     16


                                  ARTICLE THREE

                                 The Securities

Section 3.01.              Title and Terms ...........................................................     17
Section 3.02.              Registrable Form ..........................................................     18
Section 3.03.              Execution, Authentication, Delivery and
                              Dating .................................................................     18
Section 3.04.              Temporary Securities ......................................................     19
Section 3.05.              Registration, Registration of Transfer
                              and Exchange ...........................................................     20
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Section 3.06.              Mutilated, Destroyed, Lost and
                              Stolen Securities ......................................................     21
Section 3.07.              Payments Under Right Certificate ..........................................     21
Section 3.08.              Persons Deemed Owners .....................................................     22
Section 3.09.              Cancellation ..............................................................     22
Section 3.10.              Redemption ................................................................     22
Section 3.11.              Extinguishment ............................................................     24


                                  ARTICLE FOUR

                                   The Trustee

Section 4.01.              Certain Duties and Responsibilities .......................................     24
Section 4.02.              Certain Rights of Trustee .................................................     26
Section 4.03.              Not Responsible for Recitals or Issuance
                              of Securities ..........................................................     27
Section 4.04.              May Hold Securities .......................................................     27
Section 4.05.              Money Held in Trust .......................................................     27
Section 4.06.              Compensation and Reimbursement ............................................     27
Section 4.07.              Disqualification; Conflicting Interests ...................................     28
Section 4.08.              Corporate Trustee Required; Eligibility ...................................     28
Section 4.09.              Resignation and Removal; Appointment
                              of Successor ...........................................................     28
Section 4.10.              Acceptance of Appointment by Successor ....................................     30
Section 4.11.              Merger, Conversion, Consolidation or
                              Succession to Business .................................................     30
Section 4.12.              Preferential Collection of Claims
                              Against Company ........................................................     31


                                  ARTICLE FIVE

                          Holders' Lists and Reports by
                               Trustee and Company

Section 5.01.              Company to Furnish Trustee Name and
                              Addresses of Holders ....................................................    31
Section 5.02.              Preservation of Information; Communications
                              to Holders ..............................................................    31
Section 5.03.              Reports by Trustee .........................................................    32
Section 5.04.              Reports by Company .........................................................    32
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                                   ARTICLE SIX

                                   Amendments                                                            Page
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Section 6.01.              Amendments Without Consent of Holders .....................................     33
Section 6.02.              Amendments with Consent of Holders ........................................     34
Section 6.03.              Execution of Amendments ...................................................     35
Section 6.04.              Effect of Amendments ......................................................     35
Section 6.05.              Conformity with Trust Indenture Act .......................................     36
Section 6.06.              Reference in Securities to Amendments .....................................     36


                                  ARTICLE SEVEN

                                    Covenants

Section 7.01.              Payment of Amounts, If Any, to Holders ....................................     36
Section 7.02.              Maintenance of Office or Agency ...........................................     36
Section 7.03.              Money for Security Payments to Be
                              Held in Trust ..........................................................     37
Section 7.04.              Maintenance of Properties .................................................     38
Section 7.05.              Conduct of Business .......................................................     38
Section 7.06.              Affiliate Transactions  ...................................................     38
Section 7.07.              Certain Asset Sales .......................................................     38
Section 7.08.              Exchange Act Registration .................................................     38


                                  ARTICLE EIGHT

                       Remedies of the Trustee and Holders
                               on Event of Default

Section 8.01.               Event of Default Defined; Waiver of
                              Default ................................................................     38
Section 8.02.               Collection of Indebtedness by Trustee;
                              Trustee May Prove Debt .................................................     39
Section 8.03.               Application of Proceeds ..................................................     42
Section 8.04.               Suits for Enforcement ....................................................     42
Section 8.05.               Restoration of Rights on Abandonment
                              of Proceedings .........................................................     42
Section 8.06.               Limitations on Suits by Holders ..........................................     43
Section 8.07.               Unconditional Right of Holders to
                              Institute Certain Suits ................................................     43
Section 8.08.               Powers and Remedies Cumulative; Delay
                              or Omission Not Waiver of Default ......................................     44
Section 8.09.               Control by Holders .......................................................     44
Section 8.10.               Waiver of Past Defaults ..................................................     45
Section 8.11.             Trustee to Give Notice of Default, But
                              May Withhold in Certain Circumstances ..................................     45
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Section 8.12.               Right of Court to Require Filing of
                              Undertaking to Pay Costs ...............................................     45


                                  ARTICLE NINE

                    Consolidation, Merger, Sale or Conveyance

Section 9.01.              Company May Consolidate, etc. on
                              Certain Terms ..........................................................     46
Section 9.02.              Successor Corporation Substituted .........................................     46
Section 9.03.              Opinion of Counsel to Trustee .............................................     47
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         AGREEMENT, dated as of ___________, 1997, between FUSION SYSTEMS
CORPORATION, a Delaware corporation (hereinafter called the "Company"), and
_______________________________________________ as trustee (hereinafter called the "Trustee").

                             RECITALS OF THE COMPANY

                  WHEREAS, the Board of Directors of the Company has authorized the creation of an issue of contingent payment rights (hereinafter called the "Securities" or "Rights") and the distribution of one Right with respect to (i) each share of common stock, $.01 par value (the "Common Shares"), of the Company outstanding on July 25, 1997 (the "Record Date"), and (ii) each Common Share issued between the Record Date and the earlier of December 31, 1997 or the Redemption Date (as herein defined) upon exercise of options to purchase Common Shares issued under the Stock Plans (as herein defined) and outstanding on the Record Date ("Outstanding Options");

                  WHEREAS, all things necessary have been done to make the Securities, when executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company and to make this Agreement a valid agreement of the Company, in accordance with their and its terms.

                  NOW, THEREFORE, for and in consideration of the premises, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                  Section 1.01. Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (b) all accounting terms used herein and not expressly defined herein shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation;

                  (c) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein; and

                  (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

                  "Act" when used with respect to any Holder has the meaning specified in Section 1.04.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of Voting Securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement" means this instrument as originally executed and as it may from time to time be supplemented or amended pursuant to the applicable provisions hereof.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means any day (other than a Saturday or a Sunday) on which banking institutions in The City of New York, New York are not authorized or obligated by law or executive order to close and, if the Rights are listed on a national securities exchange, such exchange is open for trading.

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                  "Change of Control" shall be deemed to have occurred
if:

                  (a) there shall be consummated any reorganization, recapitalization, consolidation or merger, or sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets, of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Shares and Outstanding Voting Securities immediately prior to such Business Combination beneficially own (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Shares and Outstanding Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Board of Directors of the Company as of the date of this Agreement; or

                  (b) the stockholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company; or

                  (c) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) other than the Company, or any employee benefit plan sponsored by the Company, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing twenty-five percent (25%)

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         or more of either (i) the then outstanding Common Shares or (ii) the
         Outstanding Company Voting Securities; provided, however, that an acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of paragraph (a) above shall not be deemed to be a Change of Control; or

                  (d) individuals which constituted the Board of Directors of the Company as of the date hereof shall cease for any reason to constitute at least a majority thereof.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Shares" means the common stock, $.01 par value, of the Company.

                  "Company" means Fusion Systems Corporation, a Delaware corporation, until a successor Person shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Company" shall mean such successor Person. To the extent necessary to comply with the requirements of the provisions of the Trust Indenture Act Sections 310 through 317 as they are applicable to the Company, the term "Company" shall include any other obligor with respect to the Securities for the purposes of complying with such provisions.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by the chairman of the Board of Directors or the president or any vice president, the controller or assistant controller and the treasurer or assistant treasurer or the secretary or any assistant secretary, and delivered to the Trustee.

                  "Contingent Payment" shall have the meaning set forth in
Section 3.01.

                  "Contingent Payment Date" means March 31, 1999.

                  "Contingent Payment Period" means the calendar year beginning January 1, 1998 and ending December 31, 1998.

                  "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the

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date of execution of this Agreement is located at ___________________________.

                  "Event of Default" shall have the meaning set forth in Section 8.01.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Net Sales" means the amount of net sales reflected on the audited income statement of the Company and its consolidated subsidiaries for the Contingent Payment Period prepared by the Company in accordance with generally accepted accounting principles consistent with the Company's policies in effect prior to the date hereof.

                  "Officers' Certificate" means a certificate signed by the chairman of the Board of Directors or the president or any vice president, the controller or assistant controller and the treasurer or assistant treasurer or the secretary or any assistant secretary of the Company, and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee.

                  "Outstanding" when used with respect to the Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Agreement, except:

                  (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation; and

                  (b) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Agreement, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite Outstanding Securities have given any request, demand, direction, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be

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disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, direction, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded.

                  "Outstanding Common Shares" means, as of the date of determination, all outstanding Common Shares.

                  "Outstanding Options" shall have the meaning set forth in the recitals.

                  "Outstanding Voting Securities" means, as of the date of determination, all outstanding voting securities of the Company having the right to vote generally in the election of directors.

                  "Paying Agent" means any Person authorized by the Company to pay the amount determined pursuant to Section 3.01, if any, on any Securities on behalf of the Company.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

                  "Record Date" means July 25, 1997.

                  "Redemption Date" means the date established by the Company for the redemption of the Rights in whole or in part pursuant to Section 3.10.

                  "Redemption Price" means $5.00 per Right, without interest.

                  "Responsible Officer" when used with respect to the Trustee means any officer assigned to the Corporate Trust Office and also means, with respect to any particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Right Certificate" means a certificate representing any of the Rights.

                  "Rights" shall have the meaning set forth in the recitals to this Agreement.

                  "Securities" shall have the meaning set forth in the recitals to this Agreement.

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                  "Security Register" and "Security Registrar" have the
respective meanings specified in Section 3.05.

                  "Stock Plans" means the following plans of the Company: 1984 Stock Option Plan; 1994 Stock Option Plan; 1994 Non-Employee Director Plan; and 1994 Employee Stock Purchase Plan.

                  "Subsidiary" means each Person more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company or one or more Subsidiaries, or by the Company and one or more other Subsidiaries.

                  "Threshold Level" shall have the meaning set forth in Section 3.01.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this Agreement, until a successor Trustee shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Trustee" shall mean such successor Trustee.

                  "vice president" when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president".

                  "Voting Stock" means stock having ordinary voting power to elect a majority of the directors irrespective of whether or not stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency.

                  Section 1.02. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Agreement, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Agreement (including any covenants compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the

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
case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

                  Section 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

                  Section 1.04. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 4.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The Company may set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Agreement. If not set by the Company prior to the first solicitation of a Holder of Securities made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for such action shall be the later of 10 days prior to the

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first solicitation of such consent or the date of the most recent list of
Holders furnished to the Trustee pursuant to Section 5.01 of this Agreement prior to such solicitation. If a record date is fixed, those Persons who were Holders of securities at such record date (or their duly designated proxies), and only those Persons, shall be entitled to take such action by vote or consent or, except with respect to clause (d) below, to revoke any vote or consent previously given, whether or not such Persons continue to be Holders after such record date. No such vote or consent shall be valid or effective for more than 120 days after such record date.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

                  (c) The ownership of Securities shall be proved by the Security Register.

                  (d) At any time prior to (but not after) the evidencing to the Trustee, as provided in this Section 1.04, of the taking of any action by the Holders of the Securities specified in this Agreement in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Section 1.04, revoke such action so far as concerns such Security. Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  Section 1.05. Notices, etc. to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with:

                  (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing, to or with the Trustee at its Corporate Trust Office, Attention: [ ]; or

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                  (b) the Company by the Trustee or by any Holder shall be
         sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Company addressed to it at 7600 Standish Place, Rockville, Maryland 20855, Attention: Treasurer, or at any other address previously furnished in writing to the Trustee by the Company.

                  Section 1.06. Notice to Holders; Waiver. Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Agreement, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                  Section 1.07. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Agreement by any of the provisions of the Trust Indenture Act, such required provision shall control.

                  Section 1.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 1.09. Successors and Assigns. All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.

                  Section 1.10. Benefits of Agreement. Nothing in this Agreement or in the Securities, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Agreement or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders.

                  Section 1.11. Governing Law. This Agreement and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

                  Section 1.12. Legal Holidays. In the event that any date on which any payment in respect of any Security is due shall not be a Business Day, then (notwithstanding any provision of this Agreement or the Securities to the contrary) payment on the Securities need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date due.

                  Section 1.13. Separability Clause. In case any provision in this Agreement or in the Rights shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                                   ARTICLE TWO

                                 SECURITY FORMS

                  Section 2.01. Forms Generally. The Right Certificates and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may be required by law or any rule or regulation pursuant thereto, all as may be determined by officers executing such Right Certificates, as evidenced by their execution of the Right Certificates. Any portion of the text of any Right Certificate may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Right Certificate.

                  The definitive Right Certificates shall be printed, lithographed or engraved on steel engraved borders or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing the Right Certificates representing such Securities, as evidenced by their execution of such Right Certificates.

                  Section 2.02. Form of Face of Right Certificates.

                           FUSION SYSTEMS CORPORATION
                            CONTINGENT PAYMENT RIGHTS

Certificate No.                                              ___________  Rights

                  This certifies that ___________________, or registered assigns (the "Holder"), is the registered holder of the number of Contingent Payment Rights ("Rights") set forth above. Fusion Systems Corporation, a Delaware corporation (the "Company"), shall, subject to the terms and provisions contained herein and in the Agreement referred to on the reverse hereof, unless the Rights have been extinguished or redeemed pursuant to the Agreement, pay to the Holder hereof on March 31, 1999 (the "Contingent Payment Date") an amount, if any, as determined by the Company in accordance with Section 3.01 of the Agreement (the "Contingent Payment"). Such determination by the Company absent manifest error shall be final and binding on the Company and the Holder.

                  Payment of said Contingent Payment shall be made, net of any applicable withholding taxes, only upon presentation and surrender of this Right Certificate by the Holder hereof at the offices or agencies of the Company maintained for that purpose in The City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. BankBoston N.A. has been appointed as the initial paying agent at its office located at ______________, New York, New York _____.

                  Reference is hereby made to the further provisions of the Rights set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been duly executed by or on behalf of the Trustee referred to on the reverse hereof by facsimile or manual signature, the

Rights represented by this Right Certificate shall not be entitled to any benefit under the Agreement, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:                                 FUSION SYSTEMS CORPORATION


                                       By_____________________________


Attest:



__________________________             [SEAL]
   Authorized Signature

                  Section 2.03. Form of Reverse of Security. This Right Certificate is issued under and in accordance with the Contingent Payment Rights Agreement, dated as of ___________, 1997 (the "Agreement"), between the Company and _______________________________________________, as trustee (the "Trustee", which term includes any successor Trustee under the Agreement), and is subject to the terms and provisions contained in the Agreement, to all of which terms and provisions the Holder of this Right Certificate consents by acceptance hereof. The Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the holders of the Rights. Copies of the Agreement can be obtained by contacting the Trustee.

                  The Company may, at its option, at any time after the occurrence of a Change of Control, upon not less than 30 days nor more than 60 days notice, redeem the then outstanding Rights, in whole or in part, at a price of $5.00 per Right, without interest.

                  The Rights shall be extinguished without any payment therefor and have no further force and effect (i) on December 31, 1997, if no Change of Control has occurred prior to such date or (ii) on March 31, 1999 if Net Sales for the Contingent Payment Period shall not have exceeded $122,000,000.

                  The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Agreement at any time by the Company and the Trustee with the consent of the holders of a majority of the Rights at the time Outstanding.

                  No reference herein to the Agreement and no provision of the Rights or of the Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to make the Contingent Payment on the Rights at the time and in the amounts and in the coin or currency prescribed in the Agreement; provided, however, that all such payments will be made net of any applicable withholding taxes.

                  The Rights are issuable only in registered form, and Right Certificates representing any integral number of Rights may be issued. As provided in the Agreement and subject to certain limitations therein set forth, the transfer of the Rights represented by this Right Certificate is registrable on the Security Register of the Company, upon surrender of this Right Certificate for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Right Certificates, for the same number of Rights, will be issued to the designated transferee or transferees. The Company hereby initially designates the office of _______________________________________________ as the office for registration of transfer of this Right Certificate.

                  As provided in the Agreement and subject to certain limitations therein set forth, this Right Certificate is exchangeable for one or more Right Certificates representing the same number of Rights as represented by this Right Certificate as requested by the Holder surrendering the same.

                  No service charge shall be made for any registration of transfer or exchange of Rights, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to the time of due presentment of this Right Certificate for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Right Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

                  The obligation of the Company to the Holder of the Rights represented hereby to make the payments required in respect of the Rights represented hereby shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

                  All capitalized terms used in this Right Certificate without definition shall have the meanings assigned to them in the Agreement.

                  Section 2.04.  Form of Trustee's Certificate of Au-
thentication.

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

                  This is one of the Right Certificates referred to in the within-mentioned Agreement.


                                          [_______________________
                                          ______________________],


                                          ___________________________________
                                          as Trustee


                                          By
                                          ___________________________________
                                          Authorized Officer

                                  ARTICLE THREE

                                 THE SECURITIES

                  Section 3.01. Title and Terms. (a) The aggregate number of Right Certificates which may be authenticated and delivered under this Agreement is limited to the number equal to the number of Rights issued by the Company (i) to holders of record of Common Shares on the Record Date and (ii) to holders of Outstanding Options upon exercise thereof between the Record Date and the earlier of December 31, 1997 or the Redemption Date, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.04, 3.05, 3.06, 3.10 or 6.06.

                  (b) The Securities shall be known and designated as the "Contingent Payment Rights" of the Company.

                  (c) Unless the Rights have been extinguished pursuant to
Section 3.11 or redeemed pursuant to Section 3.10, each Person who is the Holder of a Right at the close of business on the Contingent Payment Date will be entitled to receive in respect of each Right held, only upon presentation and surrender of the Right Certificate at the offices or agencies of the Company designated pursuant to Section 3.07, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, the amount determined by the following schedule:

Net Sales of the Company for
the Contingent Payment Period                 Contingent Payment
-----------------------------                 ------------------
         $149,000,000 or greater                     $5.00
         $141,000,000                                $3.50
         $134,000,000                                $2.25
         $127,000,000                                $1.00
         $122,000,000 or less                        $0.00

If Net Sales falls between two of the levels (each, a "Threshold Level") specified above, the amount of the Contingent Payment shall be equal to "C" in the following equation:

                                    S - L = C - PL
                                    _____   ______

                                    G - S   PG - C

Where:
S = Net Sales
L=  Highest Threshold Level of Net Sales which is less than S

G = Lowest Threshold Level of Net Sales which is greater than S
PL= Contingent Payment if Net Sales were L
PG= Contingent Payment if Net Sales were G
C = Contingent Payment

For example, if Net Sales are $147,000,000, the Contingent Payment determined by such formula would be $4.63. Under no circumstances shall any payment be made in respect of the Rights if Company Sales for the Contingent Payment Period do not exceed $122,000,000. The determination of Net Sales shall be made by the Company and set forth in an Officers' Certificate and accompanied by a certificate or opinion of an independent public accountant prepared in accordance with Section 1.03, delivered to the Trustee not later than March 15, 1999. Such determination absent manifest error shall be final and binding on the Company and the Holders.

                  (d) Contingent Payments on each Right shall be calculated to the nearest cent, with one-half cent rounded for such purpose to the next greater whole number.

                  (e) Notwithstanding any provision of this Agreement or the Right Certificates to the contrary, other than as expressly provided under this Agreement, no interest shall accrue on any amounts payable on the Rights to any Holder.

                  Section 3.02. Registrable Form. The Securities shall be issuable only in registered form.

                  Section 3.03. Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by its chairman of the Board of Directors or any vice chairman of the Board of Directors or its president or any vice president or its treasurer, under its corporate seal which may, but need not, be attested. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Agreement, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such

Company Order shall authenticate and deliver such Securities as provided in this Agreement and not otherwise.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Agreement.

                  Section 3.04. Temporary Securities. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine with the concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Agreement as may be appropriate. Every temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 7.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like amount of definitive Securities. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Agreement as definitive Securities.

                  Section 3.05. Registration, Registration of Transfer and Exchange. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 7.02 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                  Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 7.02, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Right Certificates representing the same aggregate number of Rights represented by the Right Certificate so surrendered that are to be transferred and the Company shall execute and the Trustee shall authenticate and deliver, in the name of the transferor, one or more new Right Certificates represented by such Right Certificate that are not to be transferred.

                  At the option of the Holder, Right Certificates may be exchanged for other Right Certificates that represent in the aggregate the same number of Rights as the Right Certificates surrendered at such office or agency. Whenever any Right Certificates are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Right Certificates which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same right, and entitled to the same benefits under this Agreement, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section
3.04 or 6.06 not involving any transfer.

                  Section 3.06. Mutilated, Destroyed, Lost and Stolen Securities. If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Right Certificate of like tenor and amount of Rights, bearing a number not contemporaneously outstanding.

                  Upon the issuance of any new Securities under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Agreement equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  Section 3.07. Payments Under Right Certificate. Payment of the Contingent Payment shall be made, net of any applicable withholding taxes, upon presentation and surrender of the Right Certificate at the offices or agencies of the Company maintained for that purpose in The City of New York, New York, in such coin or currency of the United States of America as at the time is legal tender for the payment of public and private debts. BankBoston N.A. has been appointed as paying agent in The City of New York, New York.

                  Section 3.08 Persons Deemed Owners. Prior to the time of due presentment for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment on such Security and for all other purposes whatsoever, whether or not any such payment be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  Section 3.09 Cancellation. All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.

                  Section 3.10. Redemption.

                  (a) The Company may, at its option, at any time after the occurrence of a Change of Control, redeem the then Outstanding Securities, in whole or in part, at the Redemption Price.

                  (b) The election of the Company to redeem any Securities shall be evidenced by an Officers' Certificate which shall also evidence compliance with the condition set forth in paragraph (a). In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the number of Securities to be redeemed.

                  (c) If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected from the outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate. The Trustee shall promptly notify the Company in writing of the Securities selected for redemption. For all purposes of this Agreement, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of such Securities which has been or is to be redeemed.

                  (d) Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall state:

                  (1) the Redemption Date;

                  (2) the Redemption Price;

                  (3) if less than all the outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the certificate number) of the particular Securities to be redeemed;

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed;

                  (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                  Any notice which is mailed in the manner herein provided shall be conclusively presumed to be duly given, whether or not the Holder receives such notice; any failure to give such notice by mail or any defect in such notice to the Holder of a particular Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

                  (e) On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a paying agent (or, if the Company is acting as its own paying agent, segregate and hold in trust) an amount of money sufficient to pay the Redemption Price of all the Securities which are to be redeemed on that date.

                  (f) Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default on the payment of the Redemption Price) such Securities shall cease to be Outstanding. Upon surrender of any such Security for redemption in accordance with said office, such Security shall be paid by the Company at the Redemption Price.

                  (g) Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company to be maintained pursuant to
Section 3.07 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a Security or Securities representing the unredeemed portion of the Security so surrendered and bearing a number not contemporaneously outstanding.

                  Section 3.11. Extinguishment. The Rights shall be extinguished without payment therefor and have no further force and effect (i) on December 31, 1997, if no Change of Control has occurred prior to such date as evidenced by an Officers' Certificate delivered to the Trustee or (ii) on March 31, 1999 if Net Sales for the Contingent Payment Period shall not have exceeded $122,000,000 as evidenced by an Officers' Certificate and accompanied by a certificate or opinion of an independent public accountant prepared in accordance with Section 1.03 delivered to the Trustees.


                                  ARTICLE FOUR

                                   THE TRUSTEE

                  Section 4.01. Certain Duties and Responsibilities. (a) With respect to the Holders of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default with respect to the Securities has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) In the absence of bad faith on its part, prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

                  (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this Subsection (c) shall not be construed to limit the effect of Subsections (a) and (b) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) no provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

                  (4) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 8.09 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

                  (d) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  Section 4.02. Certain Rights of Trustee. Subject to the provisions of Section 4.01:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Holders pursuant to this Agreement, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing to do so by the Holders of not less than a majority of the Securities then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                  Section 4.03. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

                  Section 4.04. May Hold Securities. The Trustee, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities, and, subject to Sections 4.07 and 4.12, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

                  Section 4.05. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder.

                  Section 4.06. Compensation and Reimbursement. The Company agrees:

                  (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  Section 4.07. Disqualification; Conflicting Interests. If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Agreement.

                  Section 4.08. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a corporation that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  Section 4.09. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 4.10.

                  (b) The Trustee or any trustee or trustees hereafter appointed, may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by an Act of the Holders of a majority of the Outstanding Securities, delivered to the Trustee and to the Company.

                  (d)  If at any time:

                  (1) the Trustee shall fail to comply with Section 4.07 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 4.08 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Company by a Board Resolution may remove the Trustee or (ii) the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section 4.10, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of the Securities and so accepted appointment, the Holder of any Security who has been a bona fide Holder for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office. If the Company fails to send such notice within ten days after acceptance of appointment by a successor Trustee, it shall not be a default hereunder but the successor Trustee shall cause the notice to be mailed at the expense of the Company.

                  Section 4.10. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  Section 4.11. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and such certificate shall have the full force which it is anywhere in the Securities or in this Agreement provided that the certificate of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                  Section 4.12. Preferential Collection of Claims Against Company. If and when the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


                                  ARTICLE FIVE

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

                  Section 5.01. Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee (a) semiannually, not later than May 1 and November 1, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of April 15 and October 15, respectively, and (b) at such times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than 15 days prior to the time such list is furnished; provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

                  Section 5.02. Preservation of Information; Communications to Holders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 5.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 5.01 upon receipt of a new list so furnished.

                  (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Agreement and the corresponding rights and privileges of the Trustee shall be as provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

                  Section 4.3. Reports by Trustee. (a) Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities, the Trustee shall transmit to all Holders such reports concerning the Trustee and its actions under this Agreement as may be required pursuant to the Trust Indenture Act at the time and in the manner provided pursuant thereto.

                  (b) A copy of each such report shall, at the time of such transmission to the Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and also with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

                  Section 5.04. Reports by Company. The Company shall:

                  (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
         Section 15(d) of the Exchange Act; or if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall nonetheless, during such period as the Securities remain outstanding, file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
         Section 13 of the Exchange Act in
         respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Agreement as may be required from time to time by such rules and regulations;

                  (c) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to Subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

                  (d) furnish to the Trustee, not less often than annually, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Agreement (for purpose of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Agreement).

                                   ARTICLE SIX

                                   AMENDMENTS

                  Section 6.01. Amendments Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more amendments hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets; or

                  (b) to provide for a guarantee by any Person of some or all of the obligations of the Company under this Agreement for the benefit of the Holders of Securities;

                  (c) to evidence the succession of another Person to the Company in accordance with Article Nine hereof, and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (d) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection of the Holders of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Agreement as herein set forth, provided that in respect of any such additional covenant, restriction, condition or provision such amendment may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the rights of the Holders of a majority of the Outstanding Securities to waive such an Event of Default; or

                  (e) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement that shall not adversely affect the interests of the Holders in any material respect; or

                  (f) to make any amendments or changes necessary to comply or maintain compliance with the Trust Indenture Act.

                  Promptly following any amendment of this Agreement or the Securities in accordance with this Section 6.01, the Trustee shall notify the Holders of the Securities of such amendment; provided that any failure so to notify the Holders shall not affect the validity of such amendment.

                  Section 6.02. Amendments with Consent of Holders. With the consent of the Holders of a majority of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into one or more amendments hereto or to the Securities for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or to the Securities or of modifying in any manner the rights of the Holders under this Agreement or to the Securities; provided, however, that no such amendment shall, without the consent of the Holder of each Outstanding Security affected thereby:

                  (a) modify the definition of Contingent Payment Period, Contingent Payment, Contingent Payment Date, Net Sales, or otherwise reduce the amounts payable in respect of the Securities;

                  (b) reduce the amount of the Outstanding Securities, the consent of whose Holders is required for any such amendment; or

                  (c) modify any of the provisions of this Section or Section 8.10, except to increase any such percentage or to provide that certain other provisions of this Agreement cannot be modified or waived without the consent of the Holder of each Security affected thereby.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such Act shall approve the substance thereof.

                  Promptly after the execution by the Company and the Trustee of any amendment pursuant to the provisions of this Section, the Company shall mail a notice thereof by first class mail to the Holders of Securities at their addresses as they shall appear on the Security Register, setting forth in general terms the substance of such amendment. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

                  Section 6.03. Execution of Amendments. In executing any amendment permitted by this Article, the Trustee shall be entitled to receive, and (subject to Section 4.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

                  Section 6.04. Effect of Amendments. Upon the execution of any amendment under this Article, this Agreement and the Securities shall be modified in accordance therewith, and such amendment shall form a part of this Agreement and the Securities for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  Section 6.05. Conformity with Trust Indenture Act. Every amendment executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

                  Section 6.06. Reference in Securities to Amendments. If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. Securities authenticated and delivered after the execution of any amendment pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such amendment. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such amendment may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.


                                  ARTICLE SEVEN

                                    COVENANTS

                  Section 7.01. Payment of Amounts, If Any, to Holders. The Company will duly and punctually pay the amounts, if any, on the Securities in accordance with the terms of the Securities and this Agreement.

                  Section 7.02. Maintenance of Office or Agency. As long as any of the Securities remain Outstanding, the Company will maintain in The City of New York, New York, an office or agency (i) where Securities may be surrendered for registration of transfer or exchange and (ii) where notices and demands to or upon the Company in respect of the Securities and this Agreement may be served. The Company hereby designates the office of BankBoston N.A. as such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may from time to time designate one or more other offices or agencies (in or outside of The City of New York, New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York, New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency. The Company also designates the Corporate Trust Office as one of such offices.

                  Section 7.03. Money for Security Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of any amount due on any of the Rights, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the amounts, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or before each due date of any amount due on any of the Rights, deposit with a Paying Agent a sum in same day funds sufficient to pay the amount, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such amount, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

                  The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that (A) such Paying Agent will hold all sums held by it for the payment of any amount payable on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and (B) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities) to make any payment on the Securities when the same shall be due and payable.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment on any Security and remaining unclaimed for one year after such amount has become due and payable, shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease.

                  Section 7.04. Maintenance of Properties. The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary of the Company to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined by the Board of Directors in good faith, desirable in the conduct of its business or the business of any Subsidiary.

                  Section 7.05.  Conduct of Business.  The Company shall
use reasonable efforts during the Contingent Payment Period to operate its business in the ordinary course and substantially as operated heretofore, provided, however, that nothing in this Section shall prevent the Company from operating the business of the Company in accordance with its business judgment to enhance the growth and profitable development of the Company's business, so long as the Company is not motivated by an intention to diminish the value of the Securities.

                  Section 7.06. Affiliate Transactions. The Company shall not engage in material transactions with Affiliates (other than Subsidiaries of the Company), or material transactions with other persons which are primarily for the benefit of such Affiliates, which would reduce Net Sales during the Contingent Payment Period, except on terms that are comparable to those that would be obtained from unaffiliated parties on an arms-length basis.

                  Section 7.07. Certain Asset Sales. Prior to January 1, 1999, the Company will not sell or transfer a substantial portion of the assets of the Company, other than in the ordinary course of business or pursuant to a transaction which is subject to Section 9.01 of this Agreement, unless the Company shall have called for the redemption of all of the then Outstanding Securities pursuant to Section
3.10 of this Agreement.

                  Section 7.08. Exchange Act Registration. If the Securities are not registered under the Exchange Act prior to the issuance of the Securities, the Securities shall not be transferable by the Holders thereof until such registration is effective. The Company shall use all reasonable efforts to cause such registration to become effective prior to the issuance of the Securities or as promptly as practicable thereafter.


                                  ARTICLE EIGHT

                       REMEDIES OF THE TRUSTEE AND HOLDERS
                               ON EVENT OF DEFAULT

                  Section 8.01. Event of Default Defined; Waiver of Default. "Event of Default" with respect to Securities, means any of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of the Contingent Payment when the same shall become due and payable, and continuance of such default for a period of 30 days; or

                  (b) default in the performance, or breach, of any covenant of the Company in this Agreement (other than a covenant or a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% of the Outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (c) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (d) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator or similar official, of the Company or for any substantial part of its property, or make any general assignment for the benefit of creditors.

                  Section 8.02. Collection of Indebtedness by Trustee; Trustee May Prove Debt. The Company covenants that in case default shall be made in the payment of the Contingent Payment when and as the same shall have become due and payable and such default continues for the period of 30 days, then upon demand of the Trustee, the Company will pay to the Trustee for the benefit of the Holders of the Securities the amount of such Contingent Payment; and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

                  In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon such Securities and collect in the manner provided by law out of the property of the Company or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

                  In case there shall be pending proceedings relative to the Company or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or its property or such other obligor, or in case of any other judicial proceedings relative to the Company or other obligor upon the Securities, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as herein expressed or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (a) to file and prove a claim or claims for the whole amount owing and unpaid in respect of the Securities, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Holders allowed in any judicial proceedings relative to the Company or other obligor upon the Securities, or to the creditors or property of the Company or such other obligor;

                  (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings; and

                  (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Holders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Holders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Holders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 4.06.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

                  All rights of action and of asserting claims under this Agreement, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or the production thereof and any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders.

                  In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Agreement to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

                  Section 8.03. Application of Proceeds. Any moneys collected by the Trustee pursuant to this Article in respect of any Securities shall be applied in the following order at the date or dates fixed by the Trustee upon presentation of the several Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment in exchange for the presented Securities if only partially paid or upon surrender thereof if fully paid:

                  FIRST: To the payment of costs and expenses in respect of which monies have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 406;

                  SECOND: To the payment of Contingent Payments on the Securities, in the order of such Contingent Payments, and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities, then to the payment of such amounts without preference or priority of any Security over any other Security, ratably to the aggregate of such amounts due and payable; and

                  THIRD: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

                  Section 8.04. Suits for Enforcement. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Agreement by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Agreement or in and of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right vested in the Trustee by this Agreement or by law.

                  Section 8.05. Restoration of Rights on Abandonment of Proceedings. In case the Trustee or Holder shall have proceeded to enforce any right under this Agreement and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case the Company and the Trustee and the Holder shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Holders shall continue as though no such proceedings had been taken.

                  Section 8.06. Limitations on Suits by Holders. No Holder of any Security shall have any right by virtue or by availing of any provision of this Agreement to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Agreement, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% of the Securities then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 8.09; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to effect, disturb or prejudice the rights of any other such Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities. For the protection and enforcement of the provisions of this Section, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Section 8.07. Unconditional Right of Holders to Institute Certain Suits. Notwithstanding any other provision in this Agreement and any provision of any Security, the right of any Holder of any Security to receive payment of the Contingent Payments payable in respect of such Security on or after the respective Contingent Payment Dates, or to institute suit for the enforcement of any such payment on or after such respective Contingent Payment Dates, shall not be impaired or affected without the consent of such Holder.

                  Section 8.08. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. Except as provided in Section 8.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  No delay or omission of the Trustee or of any Holder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 8.06, every power and remedy given by this Agreement or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

                  Section 8.09. Control by Holders. The Holders of a majority of the Securities at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities by this Agreement; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Agreement; and provided further that (subject to the provisions of Section 4.01) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or responsible officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities not joining in the giving of said direction, it being understood that the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders.

                  Nothing in this Agreement shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Holders.

                  Section 8.10. Waiver of Past Defaults. In the case of a default or an Event of Default specified in clause (b), (c) or (d) of Section 8.01, the Holders of a majority of all the Securities then Outstanding may waive any such default or Event of Default, and its consequences except a default in respect of a covenant or provisions hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Company, the Trustee and the Holders of the Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                  Section 8.11. Trustee to Give Notice of Default, But May Withhold in Certain Circumstances. The Trustee shall transmit to the Holders, as the names and addresses of such Holders appear on the Security Register, notice by mail of all defaults which have occurred, such notice to be transmitted within 90 days after the occurrence thereof, unless such defaults shall have been cured before the giving of such notice (the term "default" or "defaults" for the purposes of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the amounts payable in respect of any of the Securities, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders.

                  Section 8.12. Right of Court to Require Filing of Undertaking to Pay Costs. All parties to this Agreement agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith or the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% of the Securities Outstanding or to any suit instituted by any Holder for the enforcement of the payment of any Security on or after the due date expressed in such Security.


                                  ARTICLE NINE

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

                  Section 9.01. Company May Consolidate, etc. on Certain Terms. The Company covenants that it will not merge or consolidate with or into any other Person or sell or convey all or substantially all of its assets to any Person, unless (i) either the Company shall be the continuing corporation, or the successor corporation or the Person which acquires by sale or conveyance substantially all the assets of the Company (if other than the Company) shall be a Person organized under the laws of the United States of America or any State thereof and shall expressly assume the due and punctual payment of the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Agreement to be performed or observed by the Company, by supplemental agreement satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, and (ii) the Company or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition.

                  Section 9.02. Successor Corporation Substituted. In case of any such consolidation, merger, sale or conveyance in which the Company shall not be the continuing corporation, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein. Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Company prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Agreement prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Agreement as the Securities theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Securities had been issued at the date of the execution hereof.

                  In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

                  In the event of any such sale or conveyance (other than a conveyance by way of lease) the Company or any Person which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Agreement and the Securities and may be liquidated and dissolved.

                  Section 9.03. Opinion of Counsel to Trustee. The Trustee may receive an opinion of Counsel, prepared in accordance with Section 1.03, as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Agreement.

                                    * * * * *

                  This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                           FUSION SYSTEMS CORPORATION



                                           By_________________________
                                              Title:


Attest:____________________
Title:

                                           [TRUSTEE]



                                           By_________________________
                                              Title:


Attest:____________________
Title:

STATE OF                      )
                              :   ss.:
COUNTY OF                     )

                  On the       day of           , 1997, before me personally
came              , to me known, who, being by me duly sworn, did depose and say
that s/he resides at              ; that s/he is           of              ,
one of the corporations described in and which executed the above instrument; that s/he knows the corporate seal of such corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed pursuant to authority of the Board of Directors of such corporation; and that s/he signed her/his name thereto pursuant to like authority.


                                                    (NOTARIAL SEAL)

                                                    ________________________

STATE OF                      )
                              :   ss.:
COUNTY OF                     )


                  On the      day of         , 1997, before me personally came
            , to me known, who, being by me duly sworn, did depose and say that
s/he resides at                          ; that s/he is
of                  , one of the corporations described in and which executed
the above instrument; that s/he knows the corporate seal of such corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed pursuant to authority of the Board of Directors of such corporation; and that s/he signed her/his name thereto pursuant to like authority.

                                                    (NOTARIAL SEAL)

                                                    ________________________